 Exhibit 99.2

American Resources Corporation Announces Closing of $4.0 Million Public Offering

Fishers, Indiana / Accesswire / February 20th, 2019 / American Resources Corp. (“American Resources” or the “Company”) (NASDAQ: AREC), a publicly traded extraction, processing, transportation and seller of metallurgical coal and pulverized coal injection (PCI) to the steel industry, today announced the closing of its previously announced underwritten public offering of 1,000,000 shares of Class A common stock at a price to the public of $4.00 per share for gross proceeds of $4.0 million. The common stock is listed on the Nasdaq Capital Market under the symbol AREC.

American Resources intends to use the net proceeds from the offering to initiate coal production on certain permits the Company owns, act upon certain acquisition opportunities, and general corporate purposes, including working capital.

Maxim Group LLC acted as the sole book-running manager.

The securities were sold pursuant to a registration statement on Form S-1 (“Form S-1”), which was declared effective by the United States Securities and Exchange Commission ("SEC") on February 14th, 2019. A final prospectus relating to this offering was filed with the SEC on February 15th, 2019.

The offering is being made only by means of a prospectus. Copies of the prospectus related to this offering may be obtained from Maxim Group LLC, 405 Lexington Ave, New York, NY 10174, Attn: Prospectus Department or by Tel: (800) 724-0761. Investors may also obtain these documents at no cost by visiting the SEC’s website at http://www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About American Resources Corp.

American Resources Corporation is a supplier of raw materials to the rapidly growing global infrastructure marketplace. The company's primary focus is on the extraction, processing, transportation and selling of metallurgical coal and pulverized coal injection (PCI) to the steel industry. The company operations are based in the Central Appalachian basin of eastern Kentucky and southern West Virginia where premium quality metallurgical products are located.

The company's business model is based on running a streamlined and efficient operation to economically extract and deliver resources to meet its customers' demands. By running operations with low or no legacy costs, American Resources Corporation works to maximize margins for its investors while being able to scale its operations to meet the growth of the global infrastructure market.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the Company's actual results, performance, or achievements or industry results to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. These statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company. The words "believes," "may," "will," "should," "would," "could," "continue," "seeks," "anticipates," "plans," "expects," "intends," "estimates," or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Any forward-looking statements included in this press release are made only as of the date of this release. The Company does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. The Company cannot assure you that the projected results or events will be achieved.
CONTACT:
Website:
http://www.americanresourcescorp.com

Institutional/Retail/Individual Contact:
RedStone Communications, LLC
Anthony D. Altavilla, President
317-569-1617 - Office
317-590-3780 - Cell
tony@redstonecommunications.com
www.redstonecommunications.com

American Capital Ventures
Howard Gostfrand, President
305-918-7000 – Office
hg@amcapventures.com
www.amcapventures.com

Company Contact:
Mark LaVerghetta
317-855-9926 ext. 0
Vice President of Corporate Finance and Communications
investor@americanresourcescorp.com